CALIFORNIA  BANK  &  TRUST                         NOTIFICATION  OF  IRREVOCABLE
International  Operations                              DOCUMENTARY  CREDIT
250  E.  First  Street,  Ste  500
Los  Angeles,  California  90012
S.W.I.F.T.  CALBU566
Telex:  470075  SUMTUI


Issuing  Bank:                              Beneficiary:
BLOM  BANK  S.A.L.                          STAR  E  MEDIA  CORPORATION
ABDEL  AZIZ  STREET                         27171  BURBANK
AL  DAHER  BUILDING                         LAKE  FOREST,  CA  92610-2501
P.O.  BOX  11-1912
BEIRUT,  LEBANON
----------------
Letter  of Credit No. LCX/524/DOR/2002      Our Reference No. EX-602589

Place  and  Date  of  Notification          Applicant:
LOS  ANGELES,  CA  07/10/2002               NEW  BOY
                                            DAMASCUS,  SYRIA
L/C  Issue  Date:  07/03/2002
--------------------------------------------------------------------------------
Expiry  Date:      08/29/2002               Amount:  USD  250,000.00



DEAR  CUSTOMER,

WE HAVE RECEIVED AN IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR AS SPECIFIED ABOVE AND ARE PLEASED TO ENCLOSE A COPY THEREOF.

FOR YOUR CONVENIENCE, WE ARE HOLDING THE ORIGINAL LETTER OF CREDIT UNTIL OR RECEIPT OF YOUR DOCUMENTS FOR PROCESSING.

IF YOU PREFER TO HAVE THE ORIGINAL LETTER OF CREDIT, PLEASE SEND US YOUR CHECK FOR USD 2,010.00 TO COVER FIRST ADVISING BANK, JPMORGAN ADVISING COMMISSION. PLEASE QUOTE OUR REFERENCE NUMBER AS SHOWN ABOVE.

STRICT COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT IS REQUIRED. PLEASE REVIEW THE TERMS AND CONDITIONS OF THE CREDIT CAREFULLY. IF YOU ARE UNABLE TO COMPLY WITH THE TERMS, CONTACT YOUR BUYER IMMEDIATELY TO ARRANGE FOR AN AMENDMENT.

UPON PRESENTATION OF DOCUMENTS, PLEASE ENCLOSE AN EXTRA COPY OF YOUR INVOICE AND A NON-NEGOTIABLE COPY OF THE TRANSPORTATION DOCUMENT FOR OUR FILES.

THIS LETTER OF CREDIT IS NOT PAYABLE AT OUR COUNTERS. HOWEVER, DRAFTS AND DOCUMENTS MAY BE PRESENTED TO US TOGETHER WITH YOUR WRITTEN AUTHORIZATION TO FORWARD THE RELATIVE DOCUMENTS TO THE ISSUING BANK FOR PAYMENT. PAYMENT WILL BE MADE TO YOU ONLY UPON OUR RECEIPT OF FUNDS FROM THE ISSUING BANK.

A FEE OF USD 45.00 WILL BE DEDUCTED FROM THE PROCEEDS WHEN DOCUMENTS CONTAIN DISCREPANCIES WHICH REQUIRE FOLLOW-UP ON OUR PART.

THIS ADVANCE AND ATTACHED LETTER OF CREDIT ARE SENT TO YOU WITHOUT ANY ENGAGEMENT ON OUR PART AND ARE SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS, 1993 REVISION, PUBLICATION NO. 500.

PLEASE DIRECT ANY QUESTIONS TO OUR CUSTOMER SERVICE REPRESENTATIVES AT (213) 633-5676 OR (213) 633-5673.

Signer  not  known
------------------
Authorized  Signature
c/o  JPMorgan  Treasury  Services                         Dated  July  03,  2002
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610

          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907

WE ARE INSTRUCTED BY THE ABOVE MENTIONED CORRESPONDENT TO ADVISE YOU THAT THEY HAVE OPENED THEIR IRREVOCABLE CREDIT IN YOUR FAVOR, AS INDICATED ABOVE.

AMOUNT: USD 250,000.00 (TWO HUNDRED FIFTY THOUSAND AND 00/100 UNITED STATES DOLLARS)

DATE  AND  PLACE  OF  EXPIRY:  AUGUST  29,  2002  IN  U.S.A.

CREDIT  AVAILABLE  WITH:  JP  MORAN  CHASE  BANK
                     BY:  BY  PAYMENT  130  DAYS  AFTER SHIPMENT  DATE

COVERING  -  MUST  BE DESCRIBED IN INVOICE AS:  CHILDREN'S CD ROM SOFTWRE AS PER
PROFORMA  INVOICE  NO.  001  052902-A  CIF.  JEDDAH  PORT  (SAUDI  ARABIA)

DOCUMENTS  REQUIRED:

     1. BENEF'S SIGNED BY HANDWRITING COMMERCIAL INVOICE IN 1 ORIGINAL AND 2 COPIES, ESTABLISHED IN THE NAME OF: TIHAMA ADVERTISING AND PUBLIC RELATIONS, TIHAMA BLDG. AL ANDALUS STREET, JEDDAH, SAUDI ARABIA. TEL: 00966 2 644 4444 FAX:00966 2 651 6917 (ATTN. MR. BASSAM DAYYANI). THE ORIGINAL OF WHICH, AT LEAST, SHOULD BE CERTIFIED BY THE APPROPRIATE CHAMBER OF COMMERCE AND LEGALIZED BY ANY ARABIAN EMBASSY OR CONSULATE THE INVOICE MUST BEAR THE FOLLOWING
DECLARATIONS: WE HEREBY CERTIFY THAT THE INVOICE IS AUTHENTIC, IS THE ONLY INVOICE ISSUED BY US FOR THE GOODS DESCRIBED HEREIN, AND IT SHOWS THE EXACT VALUE OF GOODS WITHOUT ANY DEDUCTION OR DISCOUNT, AND THAT THEIR ORIGIN IS EXCLUSIVELY FROM: U.S.A.

     2. FULL SET (3/3) CLEAN 'ON BOARD' MARINE BILL OF LADING CONSIGNED TO THE ORDER SHIPPER AND BLANK ENDORSED, MARKED: 'FREIGHT PREPAID' SHOWING: L/C
NO.: LCX/524/DOR/2002 NOTIFY: YOUNG FUTURE., AL-NUKHBA CENTER, NORTH TOWER, 8TH FLOOR, APARTMENT 14 HAEL JEDDAH ROAD, JEDDAH, SAUDI ARABIA. TEL:00 966 2 651 9637, FAX:00 966 2 650 3031 ATTN. MR. AEUMN HUSAENE.

                                   -CONTINUED-

9-323551-     -001-L1-01-
                                      - 1 -
c/o  JPMorgan  Treasury  Services                         Dated  July  03,  2002
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610

          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907


     3. CERTIFICATE ISSUED BY THE SHIPPING COMPANY STATING THAT: THE CARRYING VESSELSUBJECT TO B/L NODDIS OFNATIONALITY. WE FURTHER CERTIFY THAT SAID VESSEL IS ELIGIBLE TO ENTER THE TERRITORIAL WATERS OF THE COUNTRY OF THE PORT OF DESTINATION IN ACCORDANCE WITH THE LAWS AND REGULATIONS OF THE SAID COUNTRY

     4. 2/2 INSURANCE POLICY OR CERTIFICATE ESTABLISHED TO THE ORDER OF BENEFICIARY AND ENDORSED IN BLANK, MARKED: PREMIUM PAID, AND MENTIONING: CLAIMS PAYABLE AT DESTINATION. ISSUED FOR AT LEAST 110 PERCENT OF INVOICE VALUE AGAINST THE FOLLOWING RISKS AS PER INSTITUTE OF LLOYD'S LONDON UNDERWRITERS:
INSTITUTE CARGO CLAUSE (A), INSTITUTE WAR CLAUSES CARGO, INSTITUTE STRIKE CLAUSES CARGO, FROM WAREHOUSE TO WAREHOUSE PLUS 60 DAYS STORAGE AFTER DISCHARGE FROM VESSEL AT DESTINATION. INSURANCE MUST STATE AS FOLLOWS: "IN CASE OF WAR OR WARLIKE OPERATIONS AT DESTINATION, THIS INSURANCE SHALL CONTINUE TO PRODUCE ALL ITS EFFECT EVEN IF GOODS AND/OR CONVEYANCE ARE DEVIATED TO OTHER DESTINATION(S), BY THE CARRIER OR HIS AGENT"

     5. CERTIFICATE OF ORIGIN IN 1 ORIGINAL AND 2 COPIES ISSUED OR CERTIFIED BY THE APPROPRIATE CHAMBER OF COMMERCE AND LEGALIZED BY ARABIAN EMBASSY OR CONSULATE

     6.    PACKING  LIST  IN  1  ORIGINAL  AND  2  COPIES

PARTIAL SHIPMENTS:         PERMITTED
TRANSSHIPMENTS:            PROHIBITED
SHIPMENT FROM:             ANY PORT IN U.S.A.
FOR TRANSPORTATION TO:     JEDDAH PORT (SAUDI ARABIA)
NOT LATER THAN:            AUGUST 15, 2002

DOCUMENTS MUST BE PRESENTED WITHIN 14 DAYS AFTER SHIPMENT, BUT WITHIN VALIDITY OF THE LETTER OF CREDIT.



                                   -CONTINUED-

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                                      - 2 -
c/o  JPMorgan  Treasury  Services                         Dated  July  03,  2002
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610
          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907



TRANSSHIPMENT  PROHIBITED  EVEN  IF  GOODS  LOADED  BY  CONTAINER(S)

SHORT  FORM/BLANK  BACK  BILLS  OF  LADING  ARE  NOT  ACCEPTABLE

INSURANCE DOCT MUST NOT INDICATE ANY EXCLUSION OF RISKS NOR ANY RESTRICTION CLAUSE, WAR CANCELLATION CLAUSE IS STRICTLY FORBIDDEN ON INSURANCE DOCT.

ALL  DOCS  TO  BE  ISSUED  IN  ENGLISH  LANGUAGE

UTILIZATION  OF  THIS  L/C  IS  RESTRICTED  AT  YR  COUNTERS

IF DISCREPANT DOCS ARE PRESENTED ADDITIONAL HANDLING CHARGES IE.USD 50. WILL BE INCURRED AND WILL BE FOR YR A/C

ART.22  OF  UCP  500  REV.93  NOT  APPLICABLE

ART.31  III  OF  UCP  500  REV.93  NOT  APPLICATION

ART.37B  OF  UCP  500  REV.93  NOT  APPLICABLE

PAYMENT TO BENEFICIARY UNDER RESERVE OR AGAINST INDEMNITY BEFORE OUR PRIOR APPROVAL NOT ACCEPTABLE

PLEASE TELEADVISE US UPON PRESENTATION OF DOCS AT YR COUNTERS CONFIRMING STRICT COMPLIANCE WITH L/C TERMS AND CONDITIONS AND MENTIONING B/L NO. AND DATE AND MATURITY DATE, AND SEND THE RELATIVE COMPLIED DOCS (0RIGINAL AND DUPLICATE) BY DHL OR FEDEX OR TNT OR SKYPACK OR UPS OR ARAMEX COURIER, DIRECTLY TO: YOUNG FUTURE, AL-NUKHBA CENTER, NORTH TOWER, 8TH FLOOR, APARTMENT 14 HAEL JEDDAH ROAD, JEDAH, SAUDI ARABIA, TEL:00 966 2 651 9637 FAX:00 966 2 650 3031. ATTN. MR.
AEUMN  HUSAENE.  FREE  OF  PAYMENT

PLEASE SEND BY FAX TO APPLICANT'S FAX NO:00 963 11 641 2907 AIRWAY BILL NUMBER AND DATE (FOR TRACING PURPOSES)

PLEASE  SEND  DIRECTLY  TO  US: COPY OF YR REMITTANCE LETTER ADDRESSED TO JEDDAH
(S.A.)  AND  YR  DEBIT  ADVICE  OF  PAYMENT  ON  DUE  DATE


                                   -CONTINUED-

9-323551-     -001-L1-01-
                                      - 3 -
c/o  JPMorgan  Treasury  Services                         Dated  July  03,  2002
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610

          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907



PLEASE CHECK THE CREDIT TERMS CAREFULLY. IN THE EVENT THAT YOU DO NOT AGREE WITH THE TERMS AND CONDITIONS OR IF YOU FEEL UNABLE TO COMPLY WITH ANY OF THE TERMS AND CONDITIONS, PLEASE ARRANGE FOR AN AMENDMENT TO THE CREDIT THROUGH THE APPLICANT OF THE CREDIT.

PLEASE  FORWARD  ALL  DOCUMENTS  AND  MAIL  REIMBURSEMENT  CLAIMS  TO:
JPMORGAN  CHASE  BANK
300  SOUTH  GRAND  AVENUE,  4TH  FLOOR
LOS  ANGELES,  CALIFORNIA  90071
ATTN:  EXPORT  L/C  DEPT.

WHEN PRESENTING DOCUMENTS PLEASE PROVIDE US WITH AN ADDITIONAL COPY OF EACH REQUIRED DOCUMENT FOR OUR FILES.

SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS LETTER OF CREDIT, PLEASE REFER YOUR INQUIRY TO: LOS ANGELES EXPORT LETTERS OF CREDIT DEPARTMENT TELEPHONE NUMBER 213-621-8074 JOHN ALLEN

AS ALL OUR CHARGES ARE FOR BENEFICIARY'S ACCOUNT, AT TIME OF PAYMENT/ACCEPTANCE THE FOLLOWING FEES, AS APPLICABLE, WILL BE DEDUCTED FROM THE PROCEEDS. PRELIMINARY ADVICE (USD 70.00), ADVISING COMMISSION (USD 200.00) AMENDMENT FEE(USD100.00 EACH), CONFIRMATION COMMISSION $1,875.00 PER QUARTER OR ANY PART THEREOF.
PAYMENT/EXAMINATION FEE (3/16 OF 1PCT MIN./USD250.00 PER SET), REIMBURSEMENT ON ANOTHER BANK (USD50.00), COURIER FEE (USD75.00), CABLE FEE (USD20.00 EACH) DOCUMENTS DISCREPANCY FEE (USD100.00), PAYMENT BY OFFICIAL CHECK (USD40.00), PAYMENT VIA WIRE TRANSFER (USD25.00)
IN ADDITION TO THE ABOVE, UNDER ACCEPTANCE/DEFERRED PAYMENT L/C, OUR ACCEPTANCE/ DEFERRED PAYMENT COMMISSION WILL ALSO BE DEDUCTED FROM PROCEEDS 3 PERCENT PER ANNUM MINIMUM USD250.00AT TIME OF



                                   -CONTINUED-

9-323551-     -001-L1-01-
                                      - 4 -
c/o  JPMorgan  Treasury  Services                         Dated  July  03,  2002
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610

          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907



CREATION  OF  DEFERRED  PAYMENT.

WE CONFIRM THE CREDIT AND THEREBY UNDERTAKE THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED BY US ON DELIVERY OF DOCUMENTS AS SPECIFIED IF PRESENTED AT THIS OFFICE ON OR BEFORE THE EXPIRY DATE.

THE ORIGINAL CREDIT AND ALL AMENDMENTS, IF ANY MUST ACCOMPANY EACH PRESNTATION OF DOCUMENTS. ALL NEGOTIATIONS AGAINST THIS CREDIT MUST BE ENDORSED ON THE REVERSE BY THE NEGOTIATING BANK.

EXCEPT  AS  OTHERWISE  EXPRESSLY  STATED  HEREIN,  THIS CREDIT IS SUBJECT TO THE
UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500.




                              /S/  Agnes  Martinez
                              --------------------
                              Agnes  Martinez
                              Assistant  Treasurer  &  Supervisor


                                   -CONTINUED-

9-323551-     -001-L1-01-
                                      - 5 -

CALIFORNIA  BANK  &  TRUST                       NOTIFICATION  OF  AMENDMENT TO
International  Operations                        IRREVOCABLE DOCUMENTARY  CREDIT
250  E.  First  Street,  Ste  500
Los  Angeles,  California  90012
S.W.I.F.T.  CALBU566
Telex:  470075  SUMTUI


Issuing  Bank:                              Beneficiary:
BLOM  BANK  S.A.L.                          STAR  E  MEDIA  CORPORATION
                                            27171  BURBANK
                                            LAKE  FOREST,  CA  92610-2501
----------------
Letter  of Credit No. LCX/524/DOR/2002      Our Reference No. EX-602589

Place  and  Date  of  Notification          Applicant:
LOS  ANGELES,  CA  07/10/2002               NEW  BOY
                                            DAMASCUS,  SYRIA

WE ARE PLEASED TO ENCLOSE AN AMENDMENT TO THE ABOVE MENTIONED LETTER OF CREDIT RECEIVED FROM THE ISSUING BANK.

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THEIR LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

PLEASE DIRECT ANY QUESTIONS TO OUR CUSTOMER SERVICE REPRESENTATIVES AT (213) 633-5676 OR (213) 633-5673


Signer unknown
-----------------------------
Authorize Signature
c/o  JPMorgan  Treasury  Services                               AMENDMENT NO:  1
Global  Trade  Services
10420  Highland  Manor  Drive
Tampa,  FL  33610

          ADVISING  BANK                             ISSUING  BANK
CALIFORNIA  BANK  &  TRUST  (FORMERLY       BLOM  BANK  S.A.L.
SUMITOMO BANK OF CALIFORNIA) (INT'L         ABDEL AZIZ STREET-AL DAHER BUILDING
BANKING  GROUP)  707  WILSHIRE  BLVD.       P.O.  BOX  11-1912
SUITE  1700,  LOS  ANGELES,  CA.  90017     BEIRUT,  LEBANON


          BENEFICIARY                                  APPLICANT
STAR  E  MEDIA  CORPORATION                 NEW  BOY
27171  BURBANK                              P.O.  BOX  3042  DAMASCUS,  SYRIA
LAKE  FOREST,  CALIFORNIA  92610            FAX:  00963  11  6412907


IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

     1. LETTER OF CREDIT AMOUNT IS INCREASED BY USD 11,250.00 (ELEVEN THOUSAND TWO HUNDRED FIFTY AND 00/100 UNITED STATES DOLLARS).

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.